                                                                   EXHIBIT 10.10


                    FIRST AMENDMENT TO EMPLOYMENT AGREEMENT


     This First Amendment to Employment Agreement (this "Amendment") is entered into by and between ENCOMPASS MANAGEMENT CO., a Delaware corporation (the "Company") and HENRY P. HOLLAND, a resident of Harris County, Texas ("Employee"). Encompass Services Corporation, a Texas corporation ("Encompass") has joined herein solely for the purpose of acknowledging its consent to this Amendment.

The Company and Employee have entered into an Employment Agreement dated effective as of November 1, 2000, pursuant to which Employee was hired by the Company as its Executive Vice President and Chief Operating Officer effective as of November 1, 2000 (the "Employment Agreement"). The Company and Employee have determined that it is in the best interest of the Company and Employee for Employee to commence employment with the Company as soon as possible. In consideration of the premises and the mutual covenants contained herein, the parties agree to amend the Employment Agreement as follows:

1. Date of Employment. Employee shall commence employment with the Company effective as of October 16, 2000.

2. No Further Amendment. Except as provided herein, the Employment Agreement has not previously been amended or modified by the Company or Employee.

     IN WITNESS WHEREOF, the Company and Employee have executed this Amendment effective as of October 16, 2000.

                                           COMPANY:

                                           ENCOMPASS MANAGEMENT CO.


                                           By:/S/ JOSEPH M. IVEY
                                              ------------------
                                           Joseph M. Ivey
                                           President and Chief Executive Officer


                                           EMPLOYEE:

                                           /S/ HENRY P. HOLLAND
                                           --------------------
                                           Henry P. Holland

     IN WITNESS WHEREOF, Encompass Services Corporation has executed this Agreement on the date first above written for the purpose of acknowledging and consenting thereto.

ENCOMPASS SERVICES CORPORATION

By:/S/ JOSEPH M. IVEY
   -------------------------------------
   Joseph M. Ivey
   President and Chief Executive Officer